PHILADELPHIA FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 1, 2004

This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus (dated April 1, 2004). To obtain the prospectus, please write to Philadelphia Fund, Inc., 1200 North Federal Highway, Suite 424, Boca Raton, Florida 33432.

Or call:

        Nationwide                                      1-800-749-9933
        Florida                                         1-561-395-2155

The Fund's annual report and other information are available on the Fund's Internet website at http://www.philadelphiafund.com.

The information required by Item 11 "Fund History" of this Statement of Additional Information is incorporated by reference and is located in the Fund's prospectus under the heading "Fund History". The information required by Item 22 "Financial Statements" of this Statement of Additional Information is incorporated by reference and is located in the Fund's Annual Report dated November 30, 2003.


      TABLE OF CONTENTS                                              PAGE
      -----------------                                              ----


      Investment Goals, Policies and Risks                             2
      Options Transactions                                             2
      Futures Contracts                                                4
      Taxation of the Fund                                             5
      Investment Limitations                                           7
      Calculation Of Net Asset Value                                   8
      Purchase of Shares                                               8
      Automatic Investment Plan                                        8
      Tax Sheltered Plans                                              9
      Free Flyer Program                                               9
      Redemption of Shares                                            10
      Check Withdrawal Plan                                           10
      Rights of Ownership                                             10
      Officers and Directors                                          10
      Brokerage                                                       13
      Information About the Investment Advisor and
        Other Service Providers                                       14
      Principal Underwriter                                           16
      Distribution                                                    16
      Independent Certified Public Accountant                         17
      Financial Statements                                            17
      Proxy Voting Policies                                           17

                     INVESTMENT GOALS, POLICIES AND RISKS
                     ------------------------------------

The Fund is a diversified open end management investment company. Securities will be bought with the long-term goals of the Fund in view, and it is the practice of the Fund not to engage in selling portfolio securities on a short-term basis. However, the Fund may dispose of any portfolio securities acquired at any time if, in management's judgment, such action is in the best interests of shareholders. Management will endeavor to apply the flexible investment policy effectively -- making shifts from bonds to stocks, and vice versa, to meet changing conditions. If, for example, all of the portfolio securities were replaced in one year, the portfolio turnover rate would be 100%. It is not anticipated that the Fund's portfolio turnover rate would exceed 100%. The portfolio turnover rate (the annual rate at which portfolio securities are replaced) for the past five years is set forth in the Annual Report to stockholders for the fiscal year ended November 30, 2003 under "Financial Highlights".

While the following are not considered to be principal policies of the Fund, they may be employed as described herein.

The Fund may invest in fixed income securities which offer opportunities for capital appreciation and income. These securities may be rated B-2 or lower by Moody's Investors Service, Inc. or B- or lower by Standard & Poor's Corporation and are deemed to involve a higher risk level than investment grade debt securities. The Fund may also invest in unrated securities when Baxter Financial Corporation, the Fund's investment advisor ("Advisor"), believes that the terms of the security and the financial condition of the issuer are such that the protection afforded limits risks to a level similar to that of rated securities in which the Fund may invest. Fixed income debt securities offer a potential for capital appreciation because the value of fixed income security generally fluctuates inversely with interest rates.

The Fund has authority to invest up to 20% of its assets in the securities of foreign companies. However, historically the Fund has not invested more than 5% of its assets in foreign securities. Investments in foreign securities involve risks which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign investments may also be affected by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. There is also the possibility of nationalization or other government policies or instability which could affect investments in securities of issuers in those nations.

The Fund has authority to buy securities of companies organized as real estate investment trusts ("REITS"). REITS are subject to price fluctuations similar to other investments traded on exchanges. In addition, property values or income produced from properties owned can have an impact on the value of a real estate investment trust.

The Fund is authorized to invest in "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended). Ordinarily, the Fund does not expect to have more than 5% of the Fund's total net assets invested in restricted securities. The Fund will not purchase such securities if immediately after such purchase, more than 15% of the Fund's net assets will be invested in restricted or other illiquid securities. It is possible that the Advisor may not be able to sell an investment in restricted securities when it is determined the investment no longer meets the Fund's objectives. This would cause a negative impact on the value of Fund shares should the restricted security's price decline before the investment can be sold.


                             OPTIONS TRANSACTIONS
                             --------------------

The Fund may sell covered call options (options on securities owned by the Fund) and uncovered call options (options on securities not owned by the
Fund) which are issued by the Options Clearing Corporation and listed on national securities exchanges. This practice may enable the Fund to increase its income because the buyer of the option pays the Fund a sum of cash (a premium) for the option whether or not the buyer ultimately exercises the option. The amount of the premium is determined on the exchange upon which the option is traded, and will depend on various factors, such as the market price and volatility of the underlying securities and the expiration date and exercise price of the option.

Ordinarily, call options would be sold on stocks whose market value is not expected to appreciate above the option exercise price by the expiration date of the option, or when the premium received plus the exercise price of the option exceeds the price at which the Advisor expects the underlying securities to be trading by the expiration date of the option. When the Fund sells an option, it is obligated to deliver the underlying securities until the expiration date of the option (which may be one, two, three, six or nine months from the date the option is issued) if the option is exercised. If the option is exercised, the Fund would deliver the underlying securities to the buyer if the option was a covered option or buy the underlying securities to deliver to the purchaser of the option if the option was uncovered.

The sale of covered call options should enable the Fund to increase its income through the receipt of premium income on the call options it sells. However, the Fund risks limiting potential gains the Fund would otherwise realize if the market value of the underlying securities of a covered call option appreciates above the exercise price of the option because the purchaser will then exercise the option. In the case of uncovered call options, the Fund risks a loss upon closing its option position if the market price of the optioned securities at the time the option is exercised exceeds the exercise price plus the premium received by the Fund.

The Fund may purchase call options when the Advisor believes that the market price of the underlying securities will exceed the strike price of the option, plus the premium the Fund must pay for the option, by the option expiration date. If the market price of the underlying securities appreciates after the option is purchased, the price of the option also will appreciate, thereby affording the Fund the opportunity to resell the option at a profit or, as an alternative, to purchase the underlying securities at the option exercise price anytime until or on the expiration date and retain or resell the underlying securities at their appreciated value. Purchasing call options, however, entails the risk that the market price of the underlying securities may decrease and the market value of the call option will also decrease, and in these circumstances, while the Fund may sell the option, the transaction is likely to result in a loss.

The Fund may also buy and sell put options. For the sale of a put option, the Fund receives a premium, which is determined on the exchange on which the put is traded. The amount of the premium is influenced by the same factors as influence the market price of call options.

The sale of a put option obligates the seller to purchase the underlying securities at the option exercise price anytime until or on the expiration date if the option is exercised. Alternatively, the seller may satisfy its obligation by purchasing an identical put option for delivery to the purchaser of the put option.

The option will be exercised if the market price of the underlying securities is less than the strike price of the option on the expiration date of the option. The Fund may sell put options to obtain premium income on underlying securities whose market price the Advisor expects to increase or remain relatively constant for the duration of the option. They may also be sold when the Advisor believes the underlying securities are an attractive long-term investment, despite a possible short term decline in their market value. In these circumstances, the Fund would purchase the underlying securities pursuant to the option rather than buy an identical put option to close the transaction, if the option is exercised by the buyer.

The Fund also may buy put options to protect against a decline in the market value of underlying securities that are held in the Fund's investment portfolio. In return for paying a premium to the seller of the put option, the Fund acquires the right to sell the underlying securities to the seller of the option at the exercise price, thereby protecting itself against a decline in the market price of the underlying securities. If, however, at the expiration date of the option, the market value of the underlying securities has not declined below the option exercise price, the Fund will not exercise its put option.

Puts and calls also may be used in combination, to hedge investments in underlying securities. For example, if the Fund has bought a call that entitles it to purchase underlying securities at a specified strike price, it may also buy a put, which enables it to sell the same securities at a specified strike price. Put options, as well as call options, are frequently available on identical underlying securities with identical expiration dates, but at different strike prices. In this type of hedging transaction, the Fund might seek to buy a put option whose strike price is higher than the strike price of an otherwise identical call option on the same underlying securities, thereby obtaining the right to buy the underlying securities at a lower price than the price at which it would have the right to sell the securities.

The success of options transactions depends largely on the ability of the Advisor to predict future stock and option movements. Further, an option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or sell only those options for which the Advisor believes there is an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. The inability to close-out an option position could result in a loss to the Fund.

When the Fund sells an uncovered call option or a put option, it will be required to maintain in a segregated account, which will be "marked to market," cash or liquid assets, in an amount equal to its obligation under the call or put option. With respect to a put option, this will be an amount equal to the price of the underlying securities the Fund will be obligated to buy if the option is exercised. With respect to a call option, it would be the market value of the underlying securities the Fund is obligated to deliver if the option is exercised.

                               FUTURES CONTRACTS
                               -----------------

The Fund may buy and sell financial futures contracts and options on futures contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of specific securities at a specified future time and at a specified price. Financial futures contracts which are standardized as to maturity date and the underlying financial instruments are traded on national futures exchanges, and include futures contracts on equity securities, debt securities and foreign currencies.

Although index futures contracts by their terms call for settlement in cash, in most cases the contracts are closed out before the settlement date.
Closing out an open futures position is done by taking an opposite position ("buying") a contract which has previously been "sold" or "selling" a contract previously purchased in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Therefore, it might not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the securities underlying futures contracts it holds.

The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts can be substantial, due to the low margin deposits required. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. There is also the risk of loss by the Fund of margin deposits, in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or related option.

The Fund may use financial futures and options thereon to implement a number of hedging strategies. For example, because the purchase of a financial futures contract requires only a relatively small initial margin deposit, the Fund could remain exposed to the market activity of a broad-based number of stocks contained in the futures index, while maintaining liquidity to meet redemptions. Also, the Fund might temporarily invest available cash in stock index futures contracts or options pending investments in securities. These investments entail the risk that an imperfect correlation may exist between changes in the market price of an index futures contract and the value of the securities that comprise the index.

There are also limited risk strategies that involve combinations of options and futures positions. For example, the Fund might purchase a futures contract in anticipation of higher prices while simultaneously buying an option on a futures contract to protect against the risk of lower prices. Further, inasmuch as the Fund may purchase foreign securities which are denominated in foreign currencies, the Fund may purchase foreign currency futures contracts in order to hedge against fluctuations in foreign currency exchange rates.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of "variation" (additional) margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn income on its margin deposits. The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial and variation margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets.

When the Fund has a long position in a futures contract or sells a put option, it must establish a segregated account containing cash or liquid assets in an amount equal to the purchase price of the contract or the strike price of the put option (less any margin on deposit). When the Fund sells a call option on a futures contract, it must establish a segregated account containing cash or liquid assets in an amount that, when added to the amount of the margin deposit, equals the market value of the instruments underlying the call option (but are not less than the strike price of the call option). Minimum initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums.

                             TAXATION OF THE FUND
                             --------------------

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you as ordinary income. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (2003 Tax
Act), dividends earned on the following income sources will be subject to a maximum rate of tax of 15% for individuals (5% for individuals in the 10% and 15% federal rate brackets):

     [BULLET] dividends paid by domestic corporations, and [BULLET] dividends paid by qualified foreign corporations, including:
              -- corporations incorporated in a possession of the U.S., -- corporations eligible for benefits of a comprehensive income tax treaty with the United States that the Treasury Department determines is satisfactory (including an exchange of information program), and
              -- corporations whose stock is readily tradable on an
                 established securities market in the United States.

For individuals in the 10% and 15% tax brackets, the rate for qualified dividends received in calendar year 2008 is further reduced from 5% to 0%.

Dividends from corporations exempt from tax, dividends from foreign personal holding companies, foreign investment companies and passive foreign investment companies (PFICs), and dividends paid from interest earned by the Fund on debt securities generally, will not qualify for this favorable tax treatment.

Both the Fund and its investors must each separately meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 120-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 120-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares. Under technical correction legislation introduced in the U.S. Congress in December 2003, a proposal has been made to extend the 120-day period to 121 days. If this provision becomes law, it will allow shareholders who purchase their shares on the day before the ex-dividend date and hold their shares for 61 or more days to report their dividends as qualified dividends on their individual income tax returns.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund's income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income. This designation rule may have the effect of converting small amounts of ordinary income or net short-term capital gains, that otherwise would be taxable as ordinary income, into qualified dividend income eligible for taxation at reduced rates.

The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

     [BULLET] 98% of its taxable ordinary income earned during the calendar year;

     [BULLET] 98% of its capital gain net income earned during the twelve month period ending November 30; and

     [BULLET] 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Except for transactions the Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments.

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to shareholders.

The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be PFICs. When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Redemptions of Fund shares are taxable transactions for federal and state income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
     [BULLET] In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

     [BULLET] You sell some or all of your original shares within 90 days of their purchase, and

     [BULLET] You reinvest the sales proceeds in the Fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

All or a portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because some of the income of the Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

As stated above, the Fund may invest in securities such as puts, calls, futures contracts, etc. that may be subject to numerous special and complex tax rules. These rules could affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could also accelerate the recognition of income to the Fund (possibly causing the Fund to sell securities to raise cash for the necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could therefore affect the amount, timing or character of the income distributed to shareholders by the Fund.


                            INVESTMENT LIMITATIONS
                            ----------------------

The Fund has adopted the following limitations which are designed to reduce certain risks inherent in securities investment and which may be changed only with the approval of the lesser of: (i) at least 67% of the voting securities of the Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

The Fund may not:

         invest more than 5% of its gross assets in securities of any one issuer (except U.S. Government obligations); invest more than 25% in the securities of companies in the same industry; buy more than 10% of the voting securities of any company; borrow or lend money (this policy shall not prohibit the purchasing of debt securities commonly purchased by institutional investors); purchase securities on margin; buy securities to exercise control or management; issue senior securities (except the Fund may buy and sell options); make short sales (the Fund does not consider the sale of an uncovered call option or financial futures contracts to be short sales); encumber its assets to secure debts; buy or sell real estate or real estate mortgage loans, commodities, or commodity contracts (except financial futures contracts and options thereon); underwrite the securities of any other issuer (except when deemed to be a statutory underwriter in connection with the acquisition of "restricted securities"); acquire the securities of any other domestic or foreign investment company (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); this policy shall not prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such Trust is not permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

Although changes in the following restrictions are not subject to stockholder approval, the Fund does not intend to: invest more than 15% of its assets in so-called "restricted securities" (i.e. securities which may not be sold without registration or an exemption from registration under the Securities Act of 1933, as amended, securities with a legal or contractual obligation on resale, foreign securities not listed on a recognized domestic or foreign securities exchange, securities which do not have a bona fide market or securities not readily marketable). In purchasing restricted securities, the Fund may be deemed to be a statutory underwriter unless it acquires and disposes of such securities pursuant to an exemption available under the Securities Act of 1933. If an exemption is not available, the Fund may be required to bear the cost of registering such securities. Ordinarily, restricted securities may be acquired at a discount from the market price of similar securities of the issuer and, therefore, in certain instances, may offer greater opportunity for capital appreciation. The method of valuing restricted securities is described under "Calculation of Net Asset Value".

The Fund is authorized to lend its portfolio securities and enter into repurchase agreements. Investments in repurchase agreements involve certain risks. For example, if the seller of the underlying securities defaults on its obligation to repurchase the securities at a time when their value has declined, the Fund may incur a loss upon disposition. If the seller becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and, therefore, subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. While management acknowledges these risks, it believes that they can be controlled through stringent security selection criteria and careful monitoring procedures.


                        CALCULATION OF NET ASSET VALUE
                        ------------------------------

Shares are sold at the Fund's net asset value per share. The net asset value per share is equal to the current market value of the Fund's securities investments, plus cash and other assets, less liabilities, divided by the number of the Fund's outstanding shares (adjusted to the nearest cent). Portfolio securities traded on a securities exchange are valued at the closing sales price on the market on which they are principally traded except those traded on the Nasdaq NMS and Small Cap exchanges ("Nasdaq"). Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price. Securities traded over-the-counter, except those that are quoted on Nasdaq, are valued at the prevailing quoted bid price. Other assets and securities for which no quotations are readily available, including restricted securities, are valued at fair value, as determined in good faith by the Board of Directors, or a delegated person acting pursuant to the directions of the Board. The method of valuing assets and securities for which no quotations are available, including restricted securities, will be reviewed at appropriate intervals by the Board.


                              PURCHASE OF SHARES
                              ------------------

The Fund calculates the net asset value per share at the close of the New
York Stock Exchange, generally 4:00 P.M. Eastern time, on days when the New York Stock Exchange is open. On other days, the Fund will generally be closed and pricing calculations will not be made. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders for redemption and purchase will not be processed if received when the Fund is not open for business.

The Fund will not knowingly sell its shares where, after the sale, such shares would be owned directly, indirectly, or through a unit investment trust by another investment company, whether foreign or domestic, in the amount of 3% or more, or by an individual or any kind of entity, owning directly, indirectly, or through a unit investment trust in the amount of 5% or more of the then outstanding shares of the Fund. However, this shall not prevent the holding of shares by the Custodian for Philadelphia Fund Investing Programs
(a unit investment trust for accumulation of shares of the Fund) or by Philadelphia Fund International Limited required to service their respective security holders.


                          AUTOMATIC INVESTMENT PLAN
                          -------------------------

The Automatic Investment Plan enables shareholders to make regular monthly investments in shares through automatic charges to their bank checking accounts. With shareholder authorization and bank approval, U.S. Bank, N.A. will automatically charge the bank account for the amount specified, which will be automatically invested in shares at the net asset value on the date specified by the shareholder. Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a quarterly confirmation statement showing the transactions during the calendar quarter.

Participation in the plan will begin within 30 days after receipt of a completed section 6 of the General Account Application and a voided check from your checking account. If your bank account cannot be charged due to insufficient funds, a stop-payment order, or the closing of your bank account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to Unified Fund Services, Inc. P.O. Box 6110, Indianapolis, IN 46204-6110.


                              TAX SHELTERED PLANS
                              -------------------

For self-employed individuals, partnerships, and corporations, investments in shares of the Fund can be made through a prototype Profit Sharing/Money Purchase Pension Plan which has been approved by the Internal Revenue Service. The Profit Sharing Plan permits an employer to make tax-deductible investments in the Fund on behalf of each participant up to the lesser of 25% of each participant's earned income (or compensation), or $40,000. The Money Purchase Pension Plan permits an employer to make tax-deductible contributions on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000. If an employer adopts both the Profit Sharing Plan and the Money Purchase Pension Plan, deductible contributions to both plans, in the aggregate, may be made on behalf of each participant up to the lesser of 25% of earned income (or compensation), or $40,000. For plan contributions made for the year 2004, the dollar limit is $41,000. Also, the Fund makes available an Individual Retirement Account (IRA) which permits tax-deductible investments in the Fund by certain taxpayers up to $3,000 per year. All taxpayers may make nondeductible IRA contributions up to $3,000 to a separate account whether or not they are eligible for a deductible contribution. In either case, the limit is $3,500 for individuals who are 50 or older by the end of the year for which the contribution is made. The minimum amount which must be contributed to establish an IRA account is $1,000, and there is a $250 minimum investment amount required to establish a Spousal IRA account. Dividends and capital gains distributions paid on Fund shares held in a retirement plan or an IRA will be reinvested at net asset value and accumulate free from tax until withdrawn.

The Fund also makes available a "Roth IRA" - which permits nondeductible investments in the Fund by certain taxpayers up to $3,000 (or $3,500 for individuals age 50 or older) per tax year. If the Roth IRA is maintained for at least a five-year period beginning with the first tax year for which a contribution to the Roth IRA was made, distributions from the Roth IRA after age 59-1/2 or under certain other circumstances will be completely tax free.

An annual limit of $3,000 (or $3,500, as described above) applies to contributions to regular and Roth IRAs. For example, if a taxpayer younger than age 50 contributes $3,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

Specialized IRA accounts (SIMPLE IRAs and SEP-IRAs), Coverdell Education Savings Accounts and 403(b)(7) Custodial Accounts also are available for Fund investments.

Forms to establish an IRA, a Coverdell Education Savings Account, a 403(b)(7) Custodial Account, or Profit Sharing/Money Purchase Pension Plan are available from the Fund or Baxter Financial Corporation.


                              FREE FLYER PROGRAM
                              ------------------

Baxter Financial Corporation, the Fund's distributor (the "Distributor"), makes available to qualifying investors a Free Flyer Program which credits the investor with one point for each dollar invested in the Fund. A qualifying investor who accumulates 50,000 points can redeem them for one round-trip coach ticket for travel in North America on any airline up to a maximum ticket price (including all taxes and fees) of $500. Dividends and capital gains distributions that are reinvested in Fund shares will not count toward the total points necessary to obtain a ticket. A qualifying investor may earn only up to a maximum of 1,000,000 points in any calendar year. All of a Program participant's points in an account expire three years after the last investment of at least $100 in that account. Points are not transferable or redeemable for cash.

A "qualifying investor" means any investor who elects on the Fund investment application form to participate in the Program, except IRA accounts, 401(k) Plans and other tax-qualified retirement plans which are subject to restrictions under the Employees Retirement Income Security Act of 1974 and, therefore, cannot acquire such awards.

Program participants who redeem shares within 12 months after the purchase date and have received a program airline ticket will be subject to a contingent deferred sales charge ("CDSC") of one percent of the net asset value of the shares at the time of purchase. Only shares purchased after the date a shareholder elects to participate in the Program will be subject to the CDSC. The CDSC will be deducted from the redemption proceeds Points associated with those redeemed shares will be removed from the Program and will not be used to determine the participant's eligibility for an airline ticket.

Money reinvested in the Fund within two months after a redemption will not count toward accumulation of Program points. However, any money invested in excess of the amount redeemed will accumulate Program points.

The Distributor will inform investors who receive points under the Program of the Distributor's estimate of the fair market value of the points, and that the investor's tax basis in the shares should be adjusted downward by the fair market value of the points as an adjustment of such investor's purchase price for the shares. Investors who participate in the Program should consult their tax advisors to determine the tax consequences that such a basis adjustment will have when they dispose of their Fund shares. Baxter Financial is free to alter or cancel the program at any time at its sole discretion.


                             REDEMPTION OF SHARES
                             --------------------

Payments for shares redeemed, or the right of redemption, may be suspended for any period during which the New York Stock Exchange is closed, other than customary week-end and holiday closings or during which, by order of the Securities and Exchange Commission (the "Commission"), trading on the New York Stock Exchange is restricted, or for any period during which an emergency, as determined by order of the Commission, exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the values of its net assets, or for such other periods as the Commission may, by order, permit for the protection of security holders of the Fund.


                            CHECK WITHDRAWAL PLAN
                            ---------------------

An investor with a minimum account balance of $5,000 who is not currently participating in the Automatic Investment Plan may have sufficient Fund shares automatically redeemed at regular monthly or quarterly intervals to provide payments of $25 or more. This minimum amount is not necessarily a recommended amount. The privilege may be exercised by a written request to Unified Fund Services, Inc., specifying the amount of the check to be received each month (or each quarter, as desired). With the custodian's approval, payment amounts may be revised at any time by the investor. All shares owned or purchased will be credited to the Check Withdrawal Plan and a sufficient number of shares will be sold from the investor's account to meet the requested withdrawal payments. All income dividends and capital gains distributions on shares held will be reinvested in additional shares at net asset value on the ex-dividend date. Since the withdrawal payments represent the proceeds from the sales of shares, there will be a reduction of invested capital to the extent that the withdrawal payments exceed the income dividends and capital gains distributions paid and reinvested in shares held in the account. While no charge is contemplated on each withdrawal payment at present, the right is reserved at any future time to deduct $1.00 from each withdrawal payment. At present, the expenses are paid by the Fund. This Plan, upon written notice to the Custodian, can be terminated at any time without penalty. Any subsequent investments in this type of plan must be $1,000 or more.


                             RIGHTS OF OWNERSHIP
                             -------------------

Each share of the Fund's common stock has an equal interest in the Fund's assets, net investment income, and in any net capital gains realized by the Fund. Each share is entitled to one vote. The shares are non-assessable, fully transferable, and redeemable at the option of the shareholder. The shares typically may be sold only for cash, except to acquire the major portion of the assets of another investment company. The shares have no conversion, preemptive, or other subscription rights. Shareholders having questions about the Fund or their accounts may call or write to the Fund at its telephone number or address shown on the cover of this Statement of Additional Information.

Ordinarily, the Fund does not intend to hold an annual meeting of shareholders in any year except when required under the Investment Company Act of 1940 (the "1940 Act").


                            OFFICERS AND DIRECTORS
                            ----------------------

The Board of Directors (the "Board"), guided by the recommendations of the Advisor, establishes the broad investment policies of the Fund and, under Maryland law, is responsible for overseeing the management of the Fund.

Each Director who is not an "interested person" (as defined in the 1940 Act (the "Independent Directors")) is a member of the Fund's Audit Committee. The Audit Committee's functions include: (a) selecting, overseeing and setting the compensation of the Fund's independent public accountants;(b) overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers of the Fund; (c) overseeing the quality and objectivity of the
Fund's financial statements and the independent audits thereof; and (d)	acting
as a liaison between the Fund's
independent public accountants and the full Board. During the fiscal year ended November 30, 2003, the Audit Committee met two times.

The Board has a nominating committee, consisting of all of the Independent Directors. The committee's primary functions are to identify and evaluate potential new independent director candidates. The nominating committee did not meet during the fiscal year ended 11/30/03. The committee will not consider nominees recommended by shareholders.

The names, addresses, ages, lengths of service, principal business occupations for at least the past five years and other directorships of the officers and Directors of the Fund are listed below. In most cases, more than five years of prior business experience is included in order to present shareholders with a better awareness of the Directors' experience. All officers and Directors hold identical positions with Eagle Growth Shares Inc., another registered investment company, and with the Fund. Each Director will hold office until the termination of the Fund or his resignation, retirement, incapacity, removal or earlier death. Each Director who is an "interested person" of the Fund, as defined in Section 2(a)(19) of the 1940 Act, is identified under the "Interested Persons" or "Interested Directors" headings below. The officers and Directors of the Fund, aggregately, own less than 1% of the outstanding securities of the Fund. The address of each Director and officer is 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


Independents Directors
----------------------

Thomas J. Flaherty, Director (Since 1989)                          Age:(79)
                    Audit Committee Member (Since 2001)

Retired. Formerly, Executive Vice President, Philadelphia Fund, Inc.; formerly, President, Eagle Growth Shares, Inc.; formerly, President and Director, Universal Programs, Inc. and Eagle Advisory Corporation (investment advisors); formerly, Partner, Fahnestock & Co., Inc.


Kenneth W. McArthur, Director (Since 1987),                        Age:(68)
                     Audit Committee Chairman (Since 2001)

Chairman, Shurway Capital Corp. (private investment company); Trustee, BMO Mutual Funds (Canadian registered investment company); Trustee & Investment Committee Member, Canada Post Pension Fund; Director, Fahnestock Viner Holdings, Inc. (financial services holding company); formerly, Vice President and Director, Nesbitt Investment Management; formerly, President, Chief Executive Officer, and Director, Fahnestock & Co., Inc. (securities brokerage); formerly, Senior Vice President and Chief Financial Officer, Nesbitt Thomson Inc. (holding company).


Robert L. Meyer, Director (Since 1989)                             Age:(63)
                 Audit Committee Member (Since 2001)

President, Ehrlich Meyer Associates, Inc. (investment management); Chartered Financial Analyst; formerly, Principal Officer, Convergent Capital Corporation (holding company); formerly, Director, Vice President, and Senior Vice President, Fahnestock & Co., Inc.


Donald P. Parson, Director (Since 1987),                           Age:(62)
                  Audit Committee Member (Since 2001)

Counsel, Satterlee Stephens Burke & Burke LLP; Vice Chairman and Director, Home Diagnostics, Inc. (medical device company); formerly, Chairman of the Board, Syracuse University College of Law; formerly, Partner, Parson & Brown, Attorneys at Law; formerly, Director, ITSN, Inc. (interactive satellite kiosks); formerly, Partner, Whitman & Ransom, Attorneys at Law.

Interested Persons
------------------

Donald H. Baxter, Director and President (Since 1989)              Age:(60)

Director, President, and Treasurer, Baxter Financial Corporation; Director and President, Universal Programs International Limited (distributor); formerly, Director, Sunol Molecular Corp. (biotechnology); formerly, Director, Great Eastern Bank; formerly, Director, Frost Hanna Capital Group (publicly registered acquisition company); formerly, Managing Member, Crown Capital Asia Limited Liability Company (private investment company); formerly, Managing Member, Baxter Biotech Ventures Limited Company (private investment company); formerly, Portfolio Manager, Nesbitt Thomson Asset Management Inc.


Ronald F. Rohe, Vice President, Secretary,                          Age:(61)
                and Treasurer (Since 1990)

Chief Operating Officer and Marketing Director, Baxter Financial Corporation; Secretary, Universal Programs International Limited (distributor); formerly, registered representative, Paine Webber Incorporated.


Each director, except Donald H. Baxter, receives from the Philadelphia Fund a $2,000 annual fee and $1,150 for each quarterly Board of Directors meeting attended. Donald H. Baxter does not receive any annual or meeting fees as a director. Thomas J. Flaherty, a director and former officer of the Fund, receives a monthly pension from the Fund which amounted, on an annual basis, to $12,500 for the year ended November 30, 2003. In addition, each director, except Donald H. Baxter, receives $50 from Eagle Growth Shares for each quarterly Board of Directors' meeting they attend. In addition, each independent director receives $450 from the Fund and $50 from Eagle Growth Shares for each semi-annual Audit Committee meeting attended. Mr. McArthur receives an additional $150 from the Fund and $50 from Eagle Growth Shares for each semi-annual Audit Committee meeting as compensation for acting as Audit Committee Chairman.


 _____________________________________________________________________________
|Independent Directors' Fund Holdings Table                     as of 12/31/03|
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Thomas J. Flaherty               |  $10,001 - $50,000  |   over $100,000     |
|---------------------------------|---------------------|---------------------|
|Kenneth W. McArthur              |        None         |        None         |
|---------------------------------|---------------------|---------------------|
|Robert L. Meyer                  |     $1 - $10,000    |    $1 - $10,000     |
|---------------------------------|---------------------|---------------------|
|Donald P. Parson                 |  $10,001 - $50,000  |   over $100,000     |
|_________________________________|_____________________|_____________________|



_______________________________________________________________________________
|Interested Directors' Fund Holdings Table                     as of 12/31/03 |
|-----------------------------------------------------------------------------|
|                                 |                     |    Total Dollar     |
|                                 |       Dollar        |   Range of Equity   |
|                                 |   Range of Equity   |  Securities in the  |
|                                 |     Securities      |Fund and Eagle Growth|
|Director's Name                  |    in the Fund      |    Shares, Inc.     |
|---------------------------------|---------------------|---------------------|
|Donald H. Baxter                 |        None         |        None         |
|_________________________________|_____________________|_____________________|

_______________________________________________________________________________
|COMPENSATION TABLE                                                           |
|for the fiscal year ended 11/30/03                                           |
|----------------------------------       Pension or                          |
|                                         Retirement                          |
|                                         Benefits   Estimated   Total        |
|                                         Accrued    Annual      Compensation |
|                           Aggregate     as part    Benefits    from Fund and|
|                           Compensation  of Fund    Upon        Eagle Growth |
|Name, Position             From Fund     Expenses   Retirement  Shares, Inc. |
|_____________________________________________________________________________|
|Thomas J. Flaherty, Director   $7,500    $12,500                  $7,800     |
|-----------------------------------------------------------------------------|
|Kenneth W. McArthur, Director  $7,650                             $8,000     |
|-----------------------------------------------------------------------------|
|Robert L. Meyer, Director      $7,500                             $7,800     |
|-----------------------------------------------------------------------------|
|Donald P. Parson, Director     $7,500                             $7,800     |
|_____________________________________________________________________________|


The Fund and Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, have adopted codes of ethics under rule 17j-1 of the Investment Company Act. Those codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund provided that the Fund is not at the same time purchasing or selling or considering purchasing or selling the same securities or the President of the Fund approves the transactions because there is deemed to exist only a remote possibility of a conflict of interest.


                                  BROKERAGE
                                  ---------

Donald H. Baxter, President of Baxter Financial Corporation, the Fund's investment advisor and principal underwriter, is responsible for the selection of brokers to execute Fund portfolio transactions. Mr. Baxter seeks to obtain the best price and execution of Fund portfolio transactions and selects brokers with this goal in mind. In selecting brokers, Mr. Baxter also considers the commission rate being paid by the Fund. Commissions on listed securities are based on competitive rates, and Mr. Baxter seeks assurance that the commissions paid by the Fund are reasonable in relation to the rates paid by other similar institutions which are comparable in size and portfolio characteristics to the Fund, and commensurate with the services being provided by the broker. To accomplish this, Mr. Baxter negotiates commission levels with brokers with whom the Fund does business; compares the quoted commission level, and applies his own knowledge regarding the general levels of commissions prevailing from time to time. Baxter Financial Corporation is authorized to allocate brokerage transactions to dealers that have sold Fund shares. Such transactions are subject to the requirement to seek to obtain the best price and execution. Mr. Baxter also considers the value of research services provided to the Fund by these brokers. Mr. Baxter is permitted to pay a higher commission than another broker might charge when, in his good faith judgment, such commission is reasonable in relation to the value of research or brokerage services provided by such broker. During fiscal year ended November 30, 2003, the Fund paid total brokerage commissions of $33,500 to brokers that provided research services.

Receipt of research information, including statistical and market analyses, economic and financial studies from other securities firms, electronic quotation services, and on-line electronic analysis software, enables the Advisor to supplement its own research and analysis activities by taking available views of other securities firms and is a factor considered in selecting brokers for the Fund. Allocations of brokerage for the receipt of research and statistical information are made in the best judgment of Mr. Baxter and not in accordance with any formula.

Baxter Financial Corporation serves as investment advisor to two registered investment companies, the Fund and Eagle Growth Shares, Inc., and manages various institutional and individual investors. Receipt of research information by Baxter Financial Corporation may also be of benefit to Eagle Growth Shares, Inc. and these other private accounts.

During the fiscal years ended November 30, 2003, 2002, and 2001, the Fund paid total brokerage commissions of $246,500, $526,500, and $229,026, respectively. The decreased level of commissions incurred by the Fund in 2003 was due to the confidence of the portfolio manager in the equities in the portfolio to perform well in the bullish environment that developed in 2003. Consequently, there were less portfolio transactions in 2003. The increased level of commissions incurred by the Fund in 2002 was due to increased portfolio turnover in response to volatile market conditions, and resulted in a higher percentage of the Fund's assets being invested in equities and a lower percentage in bonds than had been the case in the previous year.

On over-the-counter transactions, the Fund generally deals with the principal market makers and no commissions are paid to a broker except in situations where execution through the broker is likely to result in a savings to the Fund.

      INFORMATION ABOUT THE INVESTMENT ADVISOR AND OTHER SERVICE PROVIDERS
      ---------------------------------------------------------------------

The Advisor receives an investment advisory fee from the Fund which, on an annual basis, equals .75 percent of the net assets of the Fund not exceeding $200,000,000. The rate of this annual fee is reduced to .625 percent on net assets in excess of $200,000,000 but less than $400,000,000, and to .50 percent on net assets in excess of $400,000,000. The fee is payable monthly, based on the month-end net asset value of the Fund, at 1/12th of the annual fee rate. As of November 30, 2003, the net assets of the Fund were $74,129,076. For the fiscal year ended November 30, 2003, the Fund paid the Advisor total advisory fees equal on an annual basis to .75% of the average net assets.

Donald H. Baxter controls the Advisor. He serves as President, Treasurer, Director and is the sole shareholder of the Advisor.

When making its decision to renew the advisory contract with Baxter Financial Corporation, the Board considered a variety of material, which each Director received prior to the Board meeting specifically called to consider the renewal of the advisory agreement, including performance statistics, index comparisons, expense comparisons and turnover ratios. The Board compared the Fund's performance versus the S&P 500 Index, S&P 500/ BARRA Value Index, Russell 1000 Index, Russell 1000 Value Index, Wilshire 5000, and Wilshire Target Large Value Index. The Board also compared the Fund's performance with the average rating, risk and return of other funds with a growth and income objective listed in the Morningstar Large Value Category.

The Board compared the Fund's management related, non-management related, and total expense ratios against funds with total net assets between $50 million and $100 million in Lipper's Growth and Income Category. The Board took into account information furnished throughout the year at regular Board meetings, as well as information specifically furnished for the Board meeting held annually to specifically consider the advisory agreement renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition, and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by Baxter Financial Corporation (the Fund's advisor and administrator), Unified Fund Services (the Fund's transfer agent and fund accounting agent), and U.S. Bank (the Fund's custodian). The Board had also received periodic reports relating to compliance with the Fund's investment policies, investment restrictions and various regulatory issues.

The Board also considered:

     [BULLET] the nature and quality of the services provided to the Fund's shareholders;

     [BULLET] the profitability of the Fund to Baxter Financial Corporation;

     [BULLET] that the Fund realizes economies of scale as it grows larger and the breakpoints included in the advisory contract that allow shareholders to participate in the resulting benefits;

     [BULLET] comparative fee structures;

     [BULLET] any "fall-out" benefits, including administrative fees, received by Baxter Financial Corporation under a separate contract accruing to the Advisor as a result of managing the Fund; and

     [BULLET] the expertise of the independent directors of the investment company, whether they are fully informed about all facts bearing on the adviser's fee, and the extent of care and conscientiousness with which they perform their duties.

In considering the materials described above, the Independent Directors referred to the memorandum to the Board from its independent legal counsel, Stradley Ronon Stevens & Young, LLP. The memorandum discussed the provisions of the 1940 Act applicable to the continuation of the advisory contract and outlined the Board's responsibilities when considering the renewal of the contract. Based upon their review of all the material presented throughout the year and, together with such other information as they deemed relevant, the independent directors concluded that the continuance of the advisory contract was appropriate and in the best interest of Fund shareholders. In reaching this decision, the Board took into account a combination of factors, including the following:

      PERFORMANCE
      -----------

      In evaluating performance, attention was given to both short-term and long-term performance of the Fund in comparison with the appropriate indexes, as well as the peer group relevant to the Fund, and to the Fund's compliance with its specific investment objective and investment restrictions. The Board also discussed how the Fund's asset mix impacted performance, given the market conditions existing over the last year. The Board indicated its satisfaction with the Fund's returns relative to the indexes and peer group presented.

      EXPENSES
      ---------

      In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints implemented for the Fund in relation to those within the relevant peer group. Emphasis was placed on the Fund's total expense ratio, management-related expenses and non-management-related expenses compared with the averages within the peer group. Also considered were the benefits to Baxter Financial Corporation for providing various other functions, such as administration and distribution, to the Fund under separate agreements with the Advisor.
      The Board determined that the fees were reasonable in light of the services provided and the fees charged by other advisers to similar funds offering similar services.

      QUALITY OF SERVICES
      -------------------

      In considering the scope and quality of investment management services, consideration was given to Mr. Baxter's qualifications. Also, the Board considered how Baxter Financial Corporation has performed in the research and management process, and the Advisor's record of compliance with Fund investment policies and restrictions, as well as the code of ethics that governs personal securities trading by Fund management. Consideration was also given to the scope and quality of various other functions to the Fund under separate agreements, such as administration and distribution, and how well Baxter Financial performed the oversight of custodian, transfer agent, fund accountant and shareholder relationships. The Board concluded that the Advisor had provided competent supervision, regulatory compliance services, portfolio oversight services, and reporting functions to the Fund.

      MANAGER'S PROFITABILITY
      -----------------------

      The independent directors considered the Baxter Financial Corporation's level of profitability in providing management and other services to the Fund, Eagle Growth Shares, Inc., and private clients. In doing so, the directors reviewed Baxter Financial's 2003 financial statements. The Board also consider the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services.

During the fiscal years ended November 30, 2003, 2002, and 2001, the Fund paid investment advisory fees to the Advisor totaling $537,681, $589,383, and $687,522, respectively.

The Investment Advisory Agreement (the "Advisory Agreement") between Baxter Financial Corporation and the Fund was approved by the Fund's shareholders on March 19, 1991 and became effective on April 1, 1991. The Advisory Agreement requires the Advisor to provide the Fund with a continuous review of and recommendations regarding investment of the Fund's assets.

The Advisor is also responsible for providing the Fund with administrative services, such as clerical and secretarial personnel and facilities, necessary to administer the affairs of the Fund, pursuant to an Administration
Agreement between the Fund and the Advisor. For these services, the Fund pays the Advisor a fee which is equal on an annual basis to .25 percent of the net assets of the Fund. All services provided by the Advisor are subject to the approval and the overall supervision of the Fund's Board of Directors.

During the fiscal years ended November 30, 2003, 2002, and 2001, the Fund paid administration fees totaling $179,227, $196,461, and $229,174, respectively, to Baxter Financial Corporation.

The current Administration Agreement between the Fund and Baxter Financial Corporation requires Baxter Financial Corporation to supervise and provide for the administrative operations of the Fund, including the provision of office space, utilities, equipment, and clerical, secretarial, and administrative personnel.

The Fund pays all of its own operating expenses, including: custodian and transfer agent fees, insurance premiums, registration fees, cost of Directors' and stockholders' meetings, distribution expenses, legal and accounting fees, printing, and postage.

U.S. Bank, N.A. acts as the Fund's custodian. Unified Fund Services, Inc. acts as transfer agent, dividend paying agent, and provides the Fund with certain accounting services.

                            PRINCIPAL UNDERWRITER
                            ---------------------

The Fund's shares are offered, without a sales charge, on a continuous and "best efforts" basis by Baxter Financial Corporation, the Fund's principal underwriter. Baxter Financial Corporation is located at 1200 North Federal Highway, Suite 424, Boca Raton, FL 33432.


                                 DISTRIBUTION
                                 ------------

The Board of Directors and stockholders of the Fund approved a Plan of Distribution in accordance with Rule 12b-1 of the Investment Company Act of 1940 (the "Distribution Plan") which provides for payment by the Fund of expenses related to the distribution of Fund shares. Under the Distribution Plan the Fund may make payments in any month in an amount not greater than 1/24th of 1% of the net asset value of the Fund (.5% on an annual basis) based on the net asset value calculated on the last business day of each month. Payment may be made on either a compensatory or reimbursement basis as determined by the Board of Directors. Baxter Financial Corporation ("BFC") has agreed to waive fees in excess of .15% per annum until further notice.

Distribution payments may be made by the Fund directly or to Baxter Financial Corporation for any advertising and promotional expenses incurred which further the sale and distribution of Fund shares, including the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the costs of telephones, telephone lines and other communications equipment used in the sale of Fund shares, the salary of a Marketing Director and related support personnel, the costs of sales seminars, the costs of maintaining an office for the sale of the Fund's shares, and to defray the costs of such other products or services to be used to sell, or further the sale of, Fund shares, as may be approved by the Board of Directors of the Fund. Payments under the Distribution Plan to Baxter Financial Corporation are for actual costs and expenses incurred or to be incurred by Baxter Financial Corporation in connection with the distribution of Fund shares. Payments to dealers may include commissions and "trail commissions" or service fees for services in connection with the sale or retention of Fund shares. Payments may not be used to defray the overhead expense of Baxter Financial Corporation, interest, or for the carry forward of expenses which are incurred which would be in excess of the expense ceiling (.5% annually) in expectation of payment under the Plan in future years.

During fiscal year ended November 30, 2003, the Fund paid out a total of $107,536 under the Distribution Plan. The entire amount was a service fee to provide shareholders of the Fund (including persons who are indirect shareholders through ownership of Philadelphia Fund Investing Programs) with personal services, including advice and information regarding their share accounts, such as information regarding account activity and other related information; the application and use of the prototype retirement plans of the Fund; a semiannual newsletter; assistance with questions regarding the Fund's transfer agent; and other information and services, including the personnel, communications equipment, office space, and supplies to provide such specified services.

The Distribution Plan may be continued for one year terms if approved at least annually by a majority vote, cast in person, of both the Board of Directors and Independent Directors, at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time, without penalty, by a vote of a majority of the Fund's Independent Directors, or by vote of a majority of the outstanding voting securities of the Fund.
The Distribution Plan terminates automatically in the event of an "assignment" of the Plan as defined in section 2(a)(4) of the 1940 Act. Also, while the Distribution Plan remains in effect the nomination of the Independent Directors of the Fund is committed to the discretion of such Directors.

The Board of Directors believes there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders in light of the perceived need to increase the sale of Fund shares. The benefits that would accrue to the Fund by an increase in the level of sales of Fund shares are that the Fund would have the ability to expand the investment opportunities available to it with increased cash, certain costs of operation would be decreased in proportion to the size of the Fund, and the Fund could benefit from a scaled-down advisory fee rate if the Fund's net assets grow to exceed $200,000,000 (a decrease from an annual fee of .75% to .625% of those assets in excess of $200,000,000). Mr. Baxter, President and sole stockholder of Baxter Financial Corporation, investment advisor of the Fund and underwriter, would also benefit from increased sales of Fund Shares.

The Distribution Plan provides that out of the total maximum distribution fee payable , which is .5% of the net assets value of the Fund on an annual basis, a monthly fee, equal on an annual basis to .25% of the net asset value of the Fund, will be paid to BFC for providing shareholders of the Fund, with personal services, including advice and information regarding their share accounts, the application and use of the prototype retirement plans of the Fund, a periodic newsletter, assistance with questions regarding the Fund's transfer agent, and other information and services designed to retain the loyalty of shareholders to the Fund and enhance the likelihood that the shareholders will refrain from redeeming their shares. In connection with the foregoing, BFC is required to provide personnel, communications equipment and other facilities, including office space, supplies and the like, and, in its discretion, may make payments to broker-dealers that are registered under the Securities Act of 1934 and members of the National Association of Securities Dealers, Inc. ("NASD"), for providing shareholders of the Fund with services that are similar to those described above.

An NASD rule has reduced and may continue to reduce the amount that the Fund may pay for sales-related expenses under the Distribution Plan.


                   INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT
                   ---------------------------------------

Briggs, Bunting & Dougherty, LLP, Philadelphia PA, serve as the independent certified public accountant of the Fund. As such, that firm conducts audits of the Fund's annual and semi-annual reports to stockholders and prepares the Fund's tax returns.


                             FINANCIAL STATEMENTS
                             --------------------

The financial statements of the Fund for the fiscal year ended November 30, 2003, including the Portfolio of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Notes to Financial Statements, Financial Highlights, and Independent Auditor's Report, as set forth in the Fund's Annual Report to Stockholders for fiscal year ended November 30, 2003, are incorporated herein by reference.


                             PROXY VOTING POLICIES
                             ---------------------

These Proxy Voting Policies have been adopted by the Board(s) of Directors of Philadelphia Fund, Inc. and Eagle Growth Shares, Inc. (the "Funds") as of June 9, 2003.


General Guidelines
------------------

In voting proxies of portfolio securities, the Funds are guided by general fiduciary principles. The Funds' goal is to act prudently and solely in the best interest of the Funds' shareholders. Each Fund attempts to consider all factors of its vote that could affect the value of its investments and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder value.

The Funds' portfolio manager is responsible for monitoring, researching and deciding proxy votes for portfolio securities of the Funds.


How The Funds Vote
------------------

Generally, the Funds divide proxies into routine matters and non-recurring extraordinary matters.

      A. Routine Matters

      Voting decisions for routine matters are made by the Funds' portfolio manager. It is the Funds' general policy, absent a particular reason to the contrary, to vote with management's recommendations on routine matters.

      B. Non-Recurring Extraordinary Matters

      For non-recurring extraordinary matters, the Funds vote on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring extraordinary matter for which there is no suggestion detailed below, the Funds vote on a case-by-case basis in accordance with the General Guidelines set forth above.

      1. Accept

         [BULLET] Proposals supporting best practices for corporate governance.

         [BULLET] Restoration or protection of shareholders' authority.

      2. Reject

         [BULLET] Protection of management from results of mergers and acquisitions.

         [BULLET] Proposals having the effect of diluting the value of the existing shares.

      3. Vote with Management

         [BULLET] Proposals that address social or moral issues.


Avoidance Of Potential Conflicts Of Interest
--------------------------------------------

      A. General Principles

      Voting of shares of portfolio securities shall be conducted in a manner consistent with the best interests of Fund shareholders as follows:

      [BULLET] Proxies of portfolio securities shall be voted in accordance with these Proxy Voting Policies; and

      [BULLET] Proxies of portfolio securities shall be voted without regard to any other relationship, business or otherwise, between (i) the issuers of the portfolio securities, and
               (ii) the Funds, their investment advisor, principal underwriter or any affiliated person thereof.

      B. Identifying and Addressing Conflicts of Interest

      1. Identification of Conflicts of Interest

         The portfolio manager is responsible for identifying conflicts of interest with respect to voting proxies of portfolio securities. Such conflicts of interest may arise from:

         [BULLET] the conduct of the Funds' business;

         [BULLET] relationships, business, or other connections between
                  (i) the issuers of the portfolio securities, and (ii) the Funds, their investment advisor, principal underwriter or any affiliated person thereof; or

         [BULLET] other special circumstances.

      2. Determination of Materiality

         A conflict of interest will be considered material to the extent that:

         [BULLET] the conflict has the potential to influence the portfolio manager's decision-making in voting the proxy; or

         [BULLET] other particular facts and circumstances require a determination of materiality.

      3. Non-Material Conflicts

         If it is determined that a conflict of interest is not material, the portfolio manager may vote the proxy, notwithstanding the existence of the conflict.

      4. Material Conflicts of Interest

         If it is determined that a conflict of interest is material, the portfolio manager will resolve such conflict of interest before voting the proxy(ies) affected by the conflict of interest. Such resolution may include:

         [BULLET] disclosing the conflict to the Board(s) of Directors of the Fund(s) and obtaining the consent of the Board(s) before voting;

         [BULLET] engaging another party to vote the proxy on the behalf of the Fund(s);

         [BULLET] engaging a third party to recommend a vote with respect to the proxy based on application of the policies set forth herein; or

         [BULLET] such other method as the portfolio manager deems appropriate under the circumstances, given the nature of the conflict, which method will be subsequently reported to the Board(s) of Directors at the next regularly-scheduled meeting.

In accordance with regulations of the Securities and Exchange Commission, the Funds' proxy voting records for the twelve-month period ended June 30, 2004 will be filed with the Securities and Exchange Commission no later than August 31, 2004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling 1-800-749-9933 and on the Commissions website at http://www.sec.gov after the report is filed.








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